ACCOUNTS RECEIVABLE - Schedule of Accounts Receivable (Q1) (Details) - USD ($) $ in Thousands	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Receivables [Abstract]
Accounts receivable	$ 4,005	$ 3,690	$ 3,639
Unbilled receivables	854	853	731
Total receivables	4,859	4,543	4,370
Less allowance for doubtful accounts	(1,648)	(1,595)	(1,481)
Accounts receivable, net	$ 3,211	$ 2,948	$ 2,889